UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 April 13, 2001
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   65-0957587
                        (IRS Employer Identification No.)


        Crystal Corporate Center; 2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431
                (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties. These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

     The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

Annual Stockholders Meeting

     Inadvertently on January 5, 2001, the Registrant filed and 8-K which did not discuss all the matters that were voted on at the annual stockholders meeting on December 21, 2000. The disclosure of the annual stockholders meeting is being supplemented by the minutes of the meeting which read as follows:

            Certified Minutes of 2000 Annual Meeting of Stockholders

     The undersigned, being the duly elected and serving secretary of AmeriNet Group.com, Inc., a Delaware corporation with a class of securities registered under section 12(g) of the Exchange Act (the "Corporation"), hereby certify that the following are true and accurate minutes of the Corporation's annual meeting of stockholders (the "Stockholders") held at the Hilton Hotel & Conference Center in Ocala, Florida, on the 21st day of December, 2000, at 1:00 p.m., notice and an information statement on Commission Schedule 14-C (the "Information Statement") having been filed with the Commission and provided to all members in the form annexed hereto and made a part hereof as exhibit "A."

                                   Witnesseth:

     The Corporation's president, Lawrence R. Van Etten ("Mr. Van Etten"), served as chairman of the meeting and the Corporation's secretary, Vanessa H. Lindsey ("Ms. Lindsey"), served as secretary of the meeting and tabulator of votes. After inspecting the corporate records and conducting a survey of those persons in attendance, Ms. Lindsey advised Mr. Van Etten that a quorum was present and proceeded with the annual meeting by reading the agenda. The directors and new director nominees were introduced to the stockholders.

     The first order of business was introduced by several of the stockholders present who requested that the 20 day notice period for submission of matters by stockholders for consideration at the annual stockholders meeting be waived.

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     On motion  duly made by  William  A.  Calvo,  III,  seconded  by Leonard M.
Tucker, and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved that the requirement for advance submission of matters to be proposed by a shareholder for consideration at the annual stockholders meeting be, and it was thereby, waived, such waiver having been also subsequently ratified by the Corporation's board of directors, at their organizational meeting immediately following the annual stockholders' meeting.

          The second order of business brought before the stockholders was to elect the members of the Corporation's board of directors, as described in the Information Statement. On motion duly made by William A. Calvo, III, seconded by George Franjola and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved that the following persons be and they were thereby elected to the Corporation's board of directors, to serve thereon until the next annual meeting of the Corporation's stockholders and until their respective successors are duly elected, qualified and assume their offices: Lawrence
     R. Van Etten; David K. Cantley; Vanessa H. Lindsey; J. Bruce Gleason, Anthony Q. Joffe; Edward C. Dmytryk; G. Richard Chamberlin; Charles J. Champion and Douglas L. Wilson.

          The third order of business brought before the stockholders was ratification of the appointment of Daszkal, Bolton, Manela and Devlin, P.A. as the company's independent certified public accountants responsible for the audit of the Corporation's financial statements for the year ended June 30, 2001, and for ratification of their selection as the Corporation's independent certified public accountants responsible for the audit of the Corporation's financial statements for the years ended June 30, 1999 and 2000. On motion duly made by J. Bruce Gleason, seconded by George Franjola and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved that Daszkal Bolton, Manela and Devlin, P.A. be and they were thereby appointed as the Corporation's auditors for the year ended June 30, 2001 and that their appointment in such role for the years ended June 30, 1999 and 2000, be, and it was thereby ratified.

          The fourth order of business brought before the stockholders was the issue of ratification of the Corporation's stock option plans adopted by the board of directors since July 1, 1999, and approval of compensation for officers, directors and employees of the Corporation and its subsidiaries pursuant to a plan providing for the issuance of non- qualified stock options or incentive stock options, as described in the Information Statement On motion duly made by William A. Calvo, III, seconded by George Franjola and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved that the Corporation's stock option plans adopted since July 1, 1999 be, and they were thereby ratified, confirmed and approved; that the Corporation compensate officers, directors and employees by use of the non- qualified stock option and stock incentive plans, dated January 1, 2000 and March 8, 2000; and that the Corporation's 2001 Officers' &
     Directors Stock Option Plan, effective January 1, 2001, and the AmeriNet Communications, Inc. incentive stock option plan indenture, be, and they were thereby, approved for use in compensating the officers, directors and employees of the Corporation and its subsidiaries.

          The fifth order of business was introduced from the floor by several of the stockholders present and involved the question of the appropriate quantity of the Corporation's authorized capital stock, in light of the substantial tax penalties under Delaware law on authorized but unissued capital stock. It was noted that the Corporation required a material increase in its authorized capital stock in order to effect acquisitions, compensate employees and raise capital and that the Corporation's certificate of incorporation authorized such increase without required stockholder approval. However, several stockholders were concerned that the effectiveness of such provision was untested and that it would be prudent for the stockholders present to specifically authorize and direct the board of directors to implement a staged increase in the Corporation's authorized capital stock in order to provide the capital stock required while minimizing the applicable Delaware corporate franchise tax. On motion duly made by Leonard M. Tucker, seconded by William A. Calvo, III and carried by the affirmative vote of all the stockholders in attendance, it was


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          Resolved  that the  Corporation's  board of directors  be  authorized, empowered and directed to increase the amount of the Corporation's authorized common and preferred stock in stages, to not more than 300,000,000 shares of common stock and not more than 30,000,000 shares of preferred stock, at any time that there are less than 5 million available for issuance in order to meet contemplated transactions by amending the Articles of Incorporation to increase the number of authorized shares by not more than 10 million more than those which appear required for issuance within the fiscal quarter following the date of the amendment, so that after the issuance of the shares that are required to meet acquisition or operating requirements, not more than 10,000,000 shares of capital stock remain authorized but unissued, or as treasury shares.

          The sixth order of business brought to the floor by the stockholders was to recommend that the board consider requiring background investigations on present directors and employees and to have a consent prepared by legal counsel in order to do such a background investigation. On motion duly made by Cyndi Calvo, seconded by William A. Calvo, III and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved, that the Corporation's board of directors be urged to vote on this matter at its organizational meeting following this annual stockholders meeting and that it be urged to pass such resolutions on this matter as it may consider reasonable and prudent in order to address the concerns expressed by the Corporation's stockholders concerning required background checks on any persons materially associated with the Corporation.

          There was then a brief recess, following which, the seventh order of business was brought to the floor by a number of the stockholders present, concerning providing stockholder pre-approval for a number of business decisions that would probably have to be made within the next several fiscal quarters. The stockholders expressed concern over the costs of calling special stockholders' meetings within the next four fiscal quarters to provide required stockholder consents and in the interests of prudence, suggested that the stockholders authorize such actions at this meeting, whether or not stockholders approval was in fact required. On motion duly made by William A. Calvo, III, seconded by Leonard M. Tucker and carried by the affirmative vote of all the stockholders in attendance, it was

          Resolved that the stockholders hereby ratify, confirm authorize and direct the Corporation's board of directors to take such actions during the next four fiscal quarters as they deem prudent and appropriate, in the best interests of the Corporation's stockholders, to:

1. Dispose of the Corporation's investments and subsidiaries whether currently owned or hereafter acquired, either through sale thereof or by effecting distributions as dividends, and the filing of registration statements or notification statements with the Securities and Exchange Commission or the NASD.

2. The acquisition of one or more businesses, whether or not characterized as reverse acquisitions and whether or not such transactions result in a change in control of the Corporation;

3.   A reverse split of the Corporation's capital stock;

4.   A change of the Corporation's name; and

5. The negotiation and effectuation of settlements, rescinding or restructuring the terms of acquisitions made by the Corporation, including negotiations with the Yankee Companies, Inc., to replace liens on the subsidiaries' assets and securities or to obtain funds required for payment of costs incurred to effect such rescission or restructures.

     There being no further business the meeting was adjourned.

Disposition of AmeriCom

     The Registrant is currently a party to a letter of intent contemplating the acquisition of Park City Group, Inc and under the terms of that letter of intent, the Registrant has to divest itself of all subsidiaries and interests in other companies. Based, in part, on such requirements and because of poor performance of AmeriNet Communications, Inc., a wholly owned subsidiary ("AmeriCom"), the Registrant terminated AmeriCom's operations. All existing AmeriCom

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projects have been suspended  including the GreenGrouper  project which has been reassigned to its original founder Duff Duvall and the emerging companies and 15c2-11 projects which have been returned to the Yankee Companies, Inc., pursuant to an amended licensing agreement. A copy of the amendment to the license agreement is filed as an exhibit to this report (see "Item 7(c):
Exhibits").


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference      Description

(3)      (i)                        Articles of Incorporation:

         .4       ___               Amendment to our company's certificate of
                                    incorporation, dated February 19, 2001

         .5       __                Certificate of Designation Preferences &
                                    Rights of Class A Preferred Stock, dated
                                    February 12, 2001.

(4) Instruments defining the rights of holders including indentures:

         .6       __                Correct version of our company's
                                    Non-qualified and Incentive Stock Option
                                    Plan for 2001.

(10)                                Material Contracts

         (i)                        Material agreements pertaining to ourCompany

        .72      ___                Corrected Agreement to serve as corporate
                                    director, signed by all the current
                                    directors.
        .76      ___                Corrected Superseder and Settlement
                                    Agreement between our company and WRI, dated
                                    January 26, 2001.
        .79      ___                Letter of Agreement with G. Richard
                                    Chamberlin
        .80      ___                Amendment to License Agreement, dated April
                                    16, 2001.

(99)                                Additional Exhibits

         .59      ___

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             AmeriNet Group.com, Inc

Dated: April 27, 2001

                          /s/ Edward C. Dmytryk

                                Edward C. Dmytryk
                                    President



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